EXHIBIT 12

                              FORM OF K&LNG OPINION
             FUND ONE/SHORT U.S. GOVERNMENT FUND (C REORGANIZATION)







                                August ___, 2005



Co-operative Bank Investment Fund
(d/b/a Bank Investment Fund)
75 Park Plaza
Boston, MA 02116-3934

Asset Management Fund
230 W. Monroe Street
Suite 2810
Chicago, IL 60606-4902


         Re: Reorganization to Combine Series of Massachusetts Corporation and Series of Delaware Statutory Trust

Ladies and Gentlemen:

         Co-operative Bank Investment Fund (d/b/a Bank Investment Fund), a corporation organized pursuant to a special act of the Commonwealth of Massachusetts<F1> ("Company"), on behalf of Fund One, a separate class of Company and a segregated portfolio of assets ("series") thereof ("Target"), and Asset Management Fund, a Delaware statutory trust ("Trust"), on behalf of Short U.S. Government Fund, a series thereof ("Acquiring Fund"), have requested our opinion as to certain federal income tax consequences of Acquiring Fund's proposed acquisition of Target pursuant to an

-------------------
<F1> Massachusetts Acts of 1984, Chapter 482, as amended.

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 2


Agreement and Plan of Reorganization dated as of August [___], 2005 ("Agreement").<F2> Specifically, Company and Trust<F3> have requested our opinion --

                  (1) that Acquiring Fund's acquisition of Target's assets in exchange solely for voting shares of beneficial interest ("shares") in Acquiring Fund ("Acquiring Fund Shares") and Acquiring Fund's assumption of Target's stated liabilities, followed by Target's distribution of those shares pro rata to its shareholders of record as of the close of business on the Closing Date (as herein defined) ("Shareholders"), in liquidation of Target and constructively in exchange for their shares in Target ("Target Shares") (such transactions collectively referred to herein as the "Reorganization"), will qualify as a "reorganization" as defined in section 368(a)(1)(C),<F4> and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

                  (2) that neither the Funds nor the Shareholders will recognize gain or loss on the Reorganization;

                  (3) regarding the basis and holding period after the Reorganization of the transferred assets and the Acquiring Fund Shares issued pursuant thereto; and

                  (4) regarding Acquiring Fund's succeeding to and taking into account the items of Target described in section 381(c).

         In rendering this opinion, we have examined (1) the Agreement, (2) the Prospectus/Information Statement dated ________, 2005, that was furnished to Target's shareholders in connection with the Agreement ("Statement"), and (3) other documents we have deemed necessary or appropriate for the purposes hereof. As to certain matters of

-------------------
<F2> Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds."

<F3> Company and Trust are sometimes referred to herein individually as an
"Investment Company" and collectively as the "Investment Companies."

<F4> All "section" references are to the Internal Revenue Code of 1986, as amended ("Code"), unless otherwise noted, and all "Treas. Reg. ss." references are to the regulations under the Code ("Regulations").

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 3


fact material to this opinion, we have relied, exclusively and without independent verification, on the representations described below and made in the Agreement or in letters to us of even date herewith from each Investment Company (collectively, "Representations").

                                      FACTS
                                      -----

         Each Investment Company is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Target is a series of Company, and Acquiring Fund is a series of Trust.

         Target and Acquiring Fund each have a single class of shares. Target Shares are substantially similar to Acquiring Fund Shares.

         The closing of the Reorganization will occur on or about the date hereof or such other date as to which the Investment Companies agree ("Closing Date"). All acts taking place at such closing will be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless the Investment Companies agree otherwise.

         The Funds have substantially similar investment objectives. Both Funds seek to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Acquiring Fund in addition considers the differing average maturity of investments held by the Fund. While the Funds have substantially the same investment objective, there are some differences in their investment strategies.

         Acquiring Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund invests only in high quality and variable rate assets (including repurchase agreements collateralized by obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks) and under normal circumstances, invests at least 80% of its net assets in U.S. Government obligations, which consist of obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Other investments include eligible bankers' acceptances with maturities of ninety days or less issued by Federal Deposit Insurance Corporation ("FDIC") insured institutions, certificates of deposit and other time deposits of FDIC insured depository institutions. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 1-Year U.S. Treasury Note and a maximum duration equal to that of 3-Year U.S. Treasury Note. The Fund does not purchase any investments having a risk-based weighting in excess of 20%

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 4


under the current risk-based capital regulations established by the Office of Thrift Supervision. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

         Target invests principally in short and intermediate term marketable debt securities issued by the United States Government or by agencies of the United States, repurchase agreements, reverse repurchase agreements and money market instruments. The categories of those securities include, but may not be limited to (1) certificates of deposit due from any trust company, national banking association or banking company, (2) bonds and other direct obligations of the United States or such obligations as are unconditionally guaranteed as to principal and interest by the United States, (3) federal agency obligations which have unexpired terms of five years or less, (4) repurchase agreements, and
(5) certain common money market instruments. Unlike Acquiring Fund, Target may enter into reverse repurchase agreements to meet short-term liquidity needs of the Fund. These agreements may not be in excess of three business days. Target also maintains cash on hand and in checking accounts due from banks.

         The fundamental investment policies of Acquiring Fund, which may not be changed without a shareholder vote, are similar to the investment restrictions applicable to Target. However, there are some differences. Acquiring Fund may not purchase or sell real estate mortgage loans, real estate investment trust securities, or oil or gas interests. Target, on the other hand, is authorized to acquire certain real estate mortgage loans and to acquire real estate for sale or other disposal incidental or necessary to serving such real estate mortgage loans, although it currently is not exercising its authority to do so. Target's investment policies restrict the Fund from investing in shares of common or preferred stock or in foreign investments of any kind. Acquiring Fund does not have a policy with respect to foreign investments but generally does not invest in securities of foreign issuers. Acquiring Fund may not purchase securities on margin or make short sales of securities or write put or call options. Target does not have a policy with respect to those investment techniques.

         Based on its review of each Fund's investment portfolio, Trust believes that most of Target's assets are consistent with Acquiring Fund's investment policies and strategies and thus can be transferred to and held by the latter.

         For the reasons, and after consideration of the factors, described in the Statement, the Board of Directors of Company ("Company's Board"), including its members who are not "interested persons," as that term is defined in section 2(a)(19) of the 1940 Act, of either Investment Company ("Independent Directors"), along with the

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Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 5


Incorporators of the Company, unanimously approved the Reorganization and the Agreement. In doing so, Company's Board, including its Independent Directors, and the Incorporators concluded that Target's participation in the Reorganization is in the best interests of Target and its shareholders and that the interests of Target's existing shareholders will not be diluted as a result of the Reorganization. Trust's Board of Trustees, including a majority of its members that are not "interested persons" of either Investment Company, also approved the Reorganization and the Agreement and, in doing so, concluded that the Reorganization is in the best interests of Trust and Acquiring Fund.

         The Agreement, which specifies that it is intended to be, and is adopted as, a plan of reorganization within the meaning of section 368(a), provides in relevant part for the following:

                  (1) Acquiring Fund's acquisition of all property owned by Target, including all cash, securities, commodities, interests in futures, claims, receivables (including dividends, interest and other receivables), goodwill and other tangible property (other than trade-names, trademarks and copyrights), and any deferred or prepaid expenses shown as assets on Target's books on the Closing Date (collectively, "Assets"), in exchange for the following:

                           (a) the number of Acquiring Fund Shares (including
                  fractional shares, if any) determined by dividing the value of the Target's net assets (determined using the valuation procedures referred to in paragraph 2.1 of the Agreement) by the net asset value of one Acquiring Fund Share (determined in accordance with paragraph 2.2 of the Agreement); and

                           (b) Acquiring Fund's assumption of Target's accrued
                  and unpaid liabilities reflected on an unaudited statement of assets and liabilities of Target as of the Closing Date delivered to Acquiring Fund pursuant to paragraph 7.2 of the Agreement ("Liabilities") and no other liabilities;

                  (2) As soon after the Closing Date as is conveniently practicable, the constructive distribution in complete liquidation of those Acquiring Fund Shares to the Shareholders, by transferring the Acquiring Fund Shares then credited to Target's account on Acquiring Fund's books to open accounts on those books in the names of the Shareholders due such shares and representing the respective pro rata number of Acquiring Fund Shares due

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 6


         such Shareholders, whereupon all issued and outstanding Target Shares simultaneously will be canceled on Target's books<F5>; and

                  (3) Promptly after the Closing Date and the making of all distributions referred to above, the termination and dissolution of Target.

                                 REPRESENTATIONS
                                 ---------------

         Company has represented and warranted to us as follows:

                  (1) Company is a corporation organized pursuant to a special act of the Commonwealth of Massachusetts (Massachusetts Acts of 1984, Chapter 482, as amended) that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Target is a legally designated, separate class of Company.

                  (2) Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Securities and Exchange Commission ("Commission") as an investment company under the 1940 Act is in full force and effect.

                  (3) Target incurred the Liabilities in the ordinary course of its business;

                  (4) Target is a "fund" as defined in section 851(g)(2); Target has elected to qualify and has qualified for treatment as a regulated investment company as defined in section 851(a)(1) ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; from the time Company's Board approved the Agreement ("Approval Time") through the Closing Date, Target will invest its assets in a manner that ensures its compliance with those

-------------------
<F5> The Agreement provides that, at the time of the Reorganization, the Target
Shares will, in effect, be exchanged for Acquiring Fund Shares, certificates for which will not be issued. Accordingly, Shareholders will not be required to and will not make physical delivery of their Target Shares, nor will they receive certificates for Acquiring Fund Shares, pursuant to the Reorganization. Target Shares nevertheless will be treated as having been exchanged for Acquiring Fund Shares, and the tax consequences to the Shareholders will be unaffected by the absence of Acquiring Fund Share certificates. See discussion at part V. under "Analysis," below.

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 7


         requirements; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

                  (5) Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));

                  (6) During the five-year period ending at the Closing Date,
         (a) neither Target nor any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it will have acquired any Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares issued by the Acquiring Fund or shares of Target, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561) referred to in sections 852(a)(1) and 4982(c)(1)(A);

                  (7) From the date it commenced operations through the Closing Date, Target has conducted and will conduct its "historic business" (within the meaning of Treas. Reg. ss. 1.368-1(d)(2)) in a substantially unchanged manner; and from the Approval Time through the Closing Date, Target will not (a) dispose of and/or acquire any assets
         (i) for the purpose of satisfying Acquiring Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies;

                  (8) Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

                  (9) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the assets of Target in the Reorganization;

                  (10) During the five-year period ending at the Closing Date, neither Acquiring Fund nor any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it will have acquired Target Shares with consideration other than Acquiring Fund Shares;

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 8


                  (11) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of the shares of Target such shareholder actually or constructively surrenders in exchange therefor;

                  (12) The management of Target (a) is unaware of any plan or intention of shareholders to redeem, sell, or otherwise dispose of (i) any portion of their shares of Target before the Reorganization to any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to Target or Acquiring Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Target, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

                  (13) The shareholders of Target will pay their own expenses, if any, incurred in connection with the Reorganization;

                  (14) The fair market value of the assets acquired from Target, determined on a going concern basis, will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which such assets are subject;

                  (15) There is no intercompany indebtedness between Target and Acquiring Fund that was issued or acquired, or will be settled, at a discount;

                  (16) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, that Target held immediately before the Reorganization. For the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982) will be included as assets it held immediately before the Reorganization;

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 9


                  (17) None of the compensation received by any shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that shareholder held; none of the Acquiring Fund Shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

                  (18) Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c)) of Acquiring Fund;

                  (19) Neither Target nor the Acquiring Fund will be reimbursed for any expenses incurred by any such fund or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187); and

                  (20) The aggregate value of the acquisitions, redemptions, and distributions limited by the Representations in paragraphs (6) and (10) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Closing Date.

         Trust has represented and warranted to us as follows:

                  (1) Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. Acquiring Fund is a separate series of Trust.

                  (2) Trust is registered as an open-end management investment company under the 1940 Act, and Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                  (3) Acquiring Fund is a "fund" as defined in section 851(g)(2); Acquiring Fund has elected to qualify and has qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; Acquiring Fund intends to continue to meet such requirements for the next taxable year; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 10


                  (4) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the assets of Target in the Reorganization;

                  (5) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it, have any plan or intention to acquire -- during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares issued by Acquiring Fund, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

                  (6) Following the Reorganization, Acquiring Fund (a) will continue the corresponding Target's "historic business" (within the meaning of Treas. Reg. ss. 1.368-1(d)(2)) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of Treas. Reg. ss. 1.368-1(d)(3)) in a business; in addition,
         (c) Acquiring Fund has no plan or intention to sell or otherwise dispose of more than 66% of the assets of Target, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain at least 34% of the assets of Target in the same form that it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

                  (7) There is no plan or intention for Acquiring Fund to be dissolved or merged into any statutory or business trust or any corporation or any "fund" thereof (as defined in section 851(g)(2)) following the Reorganization;

                  (8) Acquiring Fund does not directly or indirectly own, and at the Closing Date it will not directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

                  (9) During the five-year period ending at the Closing Date, neither Acquiring Fund nor any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it will have acquired shares of Target with consideration other than Acquiring Fund Shares issued by Acquiring Fund to Target;

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 11


                  (10) Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

                  (11) The fair market value of the Acquiring Fund Shares each shareholder receives will be approximately equal to the fair market value of the shares of Target that such shareholder actually or constructively surrenders in exchange therefor;

                  (12) The management of Acquiring Fund, to the best of its knowledge, is unaware of any plan or intention on the part of shareholders of Target to redeem, sell, or otherwise dispose of a number of Acquiring Fund Shares to be received in the Reorganization that would reduce such shareholders' ownership of Acquiring Fund's shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding shares of Target as of the same date. For purposes of this representation, (a) shares of Target exchanged for cash or other property, surrendered by dissenters, if any, or exchanged for cash in lieu of fractional shares of Acquiring Fund will be treated as outstanding shares of Target on the Closing Date; and (b) shares of Target and shares of Acquiring Fund held by Target shareholders and otherwise sold, redeemed, or disposed of prior to or subsequent to the Reorganization will be considered;

                  (13) To the best knowledge of the management of Acquiring Fund, the shareholders of Target will pay their own expenses, if any, incurred in connection with the Reorganization;

                  (14) There is no intercompany indebtedness between Acquiring Funds and Target that was issued or acquired, or will be settled, at a discount;

                  (15) None of the compensation received by any shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Acquired Fund Shares that such shareholder held; none of the Acquiring Fund Shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 12


                  (16) Immediately after the Reorganization, the shareholders of Target will not own shares constituting "control" (as defined in section 304(c)) of Acquiring Fund.

                                     OPINION
                                     -------

         Based solely on the facts set forth above, and conditioned on the Representations being true on the Closing Date and the Reorganization being consummated in accordance with the Agreement, our opinion (as explained more fully in the next section of this letter) is as follows:

                  (1) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares in liquidation pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C), and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

                  (2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities<F6> or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                  (3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                  (4) Acquiring Fund's basis in each Asset will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Target's holding period therefor;

                  (5) A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

-------------------
<F6> Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on either Fund or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Co-operative Bank Investment Fund
Asset Management Fund
AUGUST ___, 2005
PAGE 13


                  (6) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets on the Closing Date; and

                  (7) Acquiring Fund will succeed to and take into account the items of Target described in section 381(c), subject to the conditions and limitations specified in sections 381, 382, 383, and 384, and the Regulations thereunder.

         Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service ("Service") in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect our opinion; we assume no responsibility to update our opinion with respect to any such change or modification. Our opinion also is applicable only to the extent each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if either Fund is insolvent. Our opinion is solely for the addressee's information and use and may not be relied on for any purpose by any other person without our express written consent.

                                    ANALYSIS
                                    --------

I. The Reorganization Will Qualify as a C Reorganization, and Each Fund Will Be a Party to a Reorganization.

         A.       Each Fund Is a Separate Corporation.
                  -----------------------------------

         A reorganization under section 368(a)(1)(C) (a "C Reorganization") involves the acquisition by one corporation, in exchange solely for all or a part of its voting stock, of substantially all of the properties of another corporation. For a transaction to qualify under that section, therefore, both entities involved therein must be corporations (or associations taxable as corporations). While Company is a corporation, Trust is organized as a statutory trust, and each Fund is a separate series of an Investment Company.

         Regulation section 301.7701-4(b) provides that certain arrangements known as trusts (because legal title is conveyed to trustees for the benefit of beneficiaries) will not be classified as trusts for purposes of the Code because they are not simply arrangements to protect or conserve the property for the beneficiaries. That section states that these "business or commercial trusts" generally are created by the

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PAGE 14


beneficiaries simply as devices to carry on profit-making businesses that normally would have been carried on through business organizations classified as corporations or partnerships under the Code and concludes that the fact that any organization is technically cast in the trust form will not change its real character if it "is more properly classified as a business entity under [Treas. Reg.] ss. 301.7701-2."<F7> Furthermore, pursuant to Treas. Reg. ss. 301.7701-4(c), "[a]n `investment' trust will not be classified as a trust if there is a power under the trust agreement to vary the investment of the certificate holders. See Commissioner v. North American Bond Trust, 122 F.2d 545 (2d Cir. 1941), cert. denied, 314 U.S. 701 (1942)." Cf. Rev. Rul. 2004-86;
2004-33 IRB 1 (applying this analysis to determine classification of a Delaware statutory trust).

         Based on these criteria, Trust does not qualify as a trust for federal tax purposes.<F8> Trust is not simply an arrangement to protect or conserve property for the beneficiaries but is designed to carry on a profit-making business. Furthermore, while Trust is an "investment trust," it is empowered to vary its shareholders' investment therein. Trust does not have a fixed pool of assets -- each series of Trust is a managed portfolio of securities, and its investment adviser has the authority to buy and sell securities for it. Accordingly, we believe Trust should not be classified as a trust, and instead should be classified as a business entity, for federal tax purposes.

         Regulation section 301.7701-2(a) provides that "[a] business entity with two or more members is classified for federal tax purposes as either a corporation or a partnership." The term "corporation" is defined for those purposes (in Treas. Reg. ss. 301.7701-2(b)) to include corporations denominated as such under the federal or state statute pursuant to which they were organized and certain other entities. Any business

-------------------
<F7> On December 10, 1996, the Service adopted Regulations for classifying business organizations (Treas. Reg. ss.ss. 301.7701-1 through -3 and parts of -4, the so-called "check-the-box" Regulations) to replace the provisions in the then-existing Regulations that "have become increasingly formalistic. [The check-the-box Regulations replace] those rules with a much simpler approach that generally is elective." T.D. 8697, 1997-1 C.B. 215. Regulation section 301.7701-2(a) provides that "a business entity is any entity recognized for federal tax purposes . . . that is not properly classified as a trust under [Treas. Reg.] ss. 301.7701-4 or otherwise subject to special treatment under the
.. . . Code." Neither Investment Company is subject to any such special treatment.

<F8> Because each Fund is considered for federal tax purposes to be separate from each other series of the Investment Company of which it is a part (see the discussion in the last paragraph of I.A. below), the analysis in the accompanying text applies equally to each Fund.

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entity that is not classified as a corporation under that section (an "eligible entity") and has at least two members can elect to be classified as either an association (and thus a corporation) or a partnership. Treas. Reg. ss. 301.7701-3(a). Trust, which was organized in 1999, has filed a timely election on Form 8832 to be classified as an association.

         The Investment Companies as such, however, are not participating in the Reorganization, but rather separate series thereof (the Funds) are the participants. Ordinarily, a transaction involving segregated pools of assets such as the Funds could not qualify as a reorganization, because the pools would not be separate taxable entities that constitute corporations. Under section 851(g), however, each Fund is treated as a separate corporation for all purposes of the Code save the definitional requirement of section 851(a) (which the respective Investment Companies satisfy). Accordingly, we believe that each Fund is a separate corporation, and its shares are treated as shares of corporate stock, for purposes of section 368(a)(1)(C).

         B.       Transfer of "Substantially All" of Target's Properties.
                  ------------------------------------------------------

         For an acquisition to qualify as a C Reorganization, the acquiring corporation must acquire "substantially all of the properties" of the transferor corporation in exchange solely for all or part of the acquiring corporation's stock. For purposes of issuing private letter rulings, the Service considers the transfer of at least 90% of the fair market value of the transferor's net assets, and at least 70% of the fair market value of its gross assets, held immediately before the reorganization to satisfy the "substantially all" requirement. See Rev. Proc. 77-37, 1977-2 C.B. 568. The Reorganization will involve such a transfer. Accordingly, we believe that the Reorganization will involve the transfer to Acquiring Fund of substantially all of Target's properties.

         C.       Qualifying Consideration.
                  ------------------------

         The acquiring corporation in an acquisition intended to qualify as a C Reorganization must acquire at least 80% (by fair market value) of the transferor's property solely for voting stock. Section 368(a)(2)(B)(iii). The assumption of liabilities by the acquiring corporation or its acquisition of property subject to liabilities normally is disregarded (section 368(a)(1)(C)), but the amount of any such liabilities will be treated as money paid for the transferor's property if the acquiring corporation exchanges any money or property (other than its voting stock) therefor. Section 368(a)(2)(B). Because Acquiring Fund will exchange only Acquiring Fund Shares, and no money or other property, for the Assets, we believe that the Reorganization will satisfy the solely-for-voting-stock requirement to qualify as a C Reorganization.

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         D.       Distribution by Target.
                  ----------------------

         Section 368(a)(2)(G)(i) provides that a transaction will not qualify as a C Reorganization unless the corporation whose properties are acquired distributes the stock it receives and its other property in pursuance of the plan of reorganization. Under the Agreement -- which we believe constitutes a "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-2(g) -- Target will distribute all the Acquiring Fund Shares it receives to the Shareholders in constructive exchange for their Target Shares; as soon as is reasonably practicable thereafter, Target will be terminated. Accordingly, we believe that the requirements of section 368(a)(2)(G)(i) will be satisfied.

         E.       Requirements of Continuity.
                  --------------------------

         Regulation section 1.368-1(b) sets forth two prerequisites to a valid reorganization: (1) a continuity of the business enterprise through the issuing corporation ("IC") -- defined in that section as "the acquiring corporation (as that term is used in section 368(a))," with an exception not relevant here -- under the modified corporate form as described in Treas. Reg. ss. 1.368-1(d) ("continuity of business enterprise") and (2) a continuity of interest as described in Treas. Reg. ss. 1.368-1(e) ("continuity of interest").

                  1.       Continuity of Business Enterprise.
                           ---------------------------------

         To satisfy the continuity of business enterprise requirement of Treas. Reg. ss. 1.368-1(d)(1), IC must either (i) continue the target corporation's "historic business" ("business continuity") or (ii) use a significant portion of the target corporation's "historic business assets" in a business ("asset continuity").

         While there is no authority that deals directly with the continuity of business enterprise requirement in the context of a transaction such as the Reorganization, Rev. Rul. 87-76, 1987-2 C.B. 84, considers a somewhat similar situation. In that ruling, P was an "investment company" (as defined in section 368(a)(2)(F)(iii)) that invested exclusively in municipal bonds. P acquired the assets of T, another such investment company, in exchange for P common stock in a transaction that was intended to qualify as a C Reorganization. Prior to the exchange, T sold its entire portfolio of corporate stocks and bonds and purchased a portfolio of municipal bonds. The Service held that this transaction did not qualify as a reorganization for the following reasons: (1) because T had sold its historic assets prior to the exchange, there was no asset continuity; and (2) the failure of P to engage in the business of investing in corporate stocks and bonds after the exchange caused the transaction to lack business continuity as well.

         The Funds have similar investment objectives, policies, practices, and limitations. Moreover, after the Reorganization, Acquiring Fund will continue Target's "historic

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business" (within the meaning of Treas. Reg. ss. 1.368-1(d)(2)), which Target will have conducted from the date it commenced operations through the Closing Date in a substantially unchanged manner. Accordingly, there will be business continuity.

         Acquiring Fund not only will continue Target's historic business, but it also will use in its business a significant portion of Target's "historic business assets" (within the meaning of Treas. Reg. ss. 1.368-1(d)(3)); indeed, Company believes that most of Target's assets are consistent with Acquiring Fund's investment objective and policies and thus can be transferred to and held by Acquiring Fund.<F9> In addition, Acquiring Fund (1) has no plan or intention to sell or otherwise dispose of more than 66% of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (2) expects to retain at least 34% of the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status. The Service has issued numerous private letter rulings holding that the requirement of asset continuity was satisfied in reorganizations in which the acquiring RIC retained at least 34% of the of the target RIC's historic assets. See, e.g., Priv. Ltr. Ruls. 200116028 (Jan. 18, 2001), 200103056 (Oct. 25, 2000)
and 200046030 (Aug. 22, 2000).<F10> Accordingly, there will be asset continuity as well.

         For all the foregoing reasons, we believe that the Reorganization will satisfy the continuity of business enterprise requirement.

-------------------
<F9> Before the Closing Date, Target did not dispose of and/or acquire any assets (1) for the purpose of satisfying Acquiring Fund's investment objective or policies or (2) for any other reason except in the ordinary course of its business as a RIC.

<F10> Although, under section 6110(k)(3), a private letter ruling may not be cited as precedent, tax practitioners look to such rulings as generally indicative of the Service's views on the proper interpretation of the Code and the Regulations. Cf. Rowan Companies, Inc. v. Commissioner, 452 U.S. 247 (1981); also see Treas. Reg. ss. 1.6662-4(d)(3)(iii) (providing that private letter rulings issued after October 31, 1976, are authority for purposes of determining whether there is or was substantial authority for the tax treatment of an item under section 6662(d)(2)(B)(i), in connection with the imposition of the accuracy-related penalty under section 6662 to a substantial understatement of income tax).

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                  2.       Continuity of Interest.
                           ----------------------

         Regulation section 1.368-1(e)(1)(i) provides that "[c]ontinuity of interest requires that in substance a substantial part of the value of the proprietary interests in the target corporation be preserved in the reorganization. A proprietary interest in the target corporation is preserved if, in a potential reorganization, it is exchanged for a proprietary interest in the issuing corporation . . . ." That section goes on to provide that
"[h]owever, a proprietary interest in the target corporation is not preserved if, in connection with the potential reorganization, . . . stock of the issuing corporation furnished in exchange for a proprietary interest in the target corporation in the potential reorganization is redeemed. All facts and circumstances must be considered in determining whether, in substance, a proprietary interest in the target corporation is preserved."

         For purposes of issuing private letter rulings, the Service considers the continuity of interest requirement satisfied if ownership in an acquiring corporation on the part of a transferor corporation's former shareholders is equal in value to at least 50% of the value of all the formerly outstanding shares of the transferor corporation.<F11> Although shares of both the target and acquiring corporations held by the target corporation's shareholders that are disposed of before or after the transaction will be considered in determining satisfaction of the 50% standard, the Service has issued private letter rulings that excepted from that determination "shares which are required to be redeemed at the demand of shareholders by . . . Target or Acquiring in the ordinary course of their businesses as open-end investment companies (or series thereof) pursuant to Section 22(e) of the 1940 Act." Priv. Ltr. Ruls. 9823018 (Mar. 5, 1998) and 9822053 (Mar. 3, 1998); cf. Priv. Ltr. Rul. 199941046 (July
16, 1999) (redemption of a target RIC shareholder's shares, amounting to 42% of the RIC's value, and other shares

-------------------
<F11> Rev. Proc. 77-37, supra; but see Rev. Rul. 56-345, 1956-2 C.B. 206
(continuity of interest was held to exist in a reorganization of two RICs where immediately after the reorganization 26% of the shares were redeemed to allow investment in a third RIC); see also Reef Corp. v. Commissioner, 368 F.2d 125 (5th Cir. 1966), cert. denied, 386 U.S. 1018 (1967) (a redemption of 48% of a transferor corporation's stock was not a sufficient shift in proprietary interest to disqualify a transaction as a reorganization under section 368(a)(1)(F) ("F Reorganization"), even though only 52% of the transferor's shareholders would hold all the transferee's stock); Aetna Casualty and Surety Co. v. U.S., 568 F.2d 811, 822-23 (2d Cir. 1976) (redemption of a 38.39%
minority interest did not prevent a transaction from qualifying as an F Reorganization); Rev. Rul. 61-156, 1961-2 C.B. 62 (a transaction qualified as an F Reorganization even though the transferor's shareholders acquired only 45% of the transferee's stock, while the remaining 55% of that stock was issued to new shareholders in a public underwriting immediately after the transfer).

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"redeemed in the ordinary course of Target's business as an open-end investment company pursuant to section 22(e)" excluded from determination of whether the target or a related person acquired its shares with consideration other than target or acquiring fund shares).<F12>

         During the five-year period ending on the Closing Date, (1) neither Target nor any person related<F13> to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561) referred to in sections 852(a)(1) and 4982(c)(1)(A). Nor does Acquiring Fund, or any person related to it, have any plan or intention to acquire -- during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued pursuant to the Reorganization, except for redemptions in the ordinary course of that business required by the 1940 Act. Furthermore, during the five-year period ending on the Closing Date, neither Acquiring Fund nor any person related to it will have acquired Target Shares with consideration other than Acquiring Fund Shares. The aggregate value of the acquisitions, redemptions, and distributions limited by the foregoing will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target on the Closing Date.

         There is no plan or intention on the part of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person related to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person related to either Fund. Company (a) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (b) expects that the percentage of

-------------------
<F12> See footnote 10.

<F13> All references in this and the next paragraph to the word "related" are to that word within the meaning of Treas. Reg. ss. 1.368-1(e)(3).

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shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (c) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization. In addition, Trust is unaware of any plan or intention on the part of Shareholders to sell, exchange, redeem or otherwise dispose of a number of Acquiring Fund Shares to be received in the Reorganization that would reduce such Shareholders' ownership of Acquiring Fund Shares to a number having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Target on that date, treating as outstanding any shares of Target exchanged for cash or other property, surrendered by dissenters, if any, or exchanged for cash in lieu of fractional shares of Acquiring Fund, as well as any shares of Target held by Shareholders and otherwise sold, redeemed or disposed of prior to or subsequent to the Reorganization.

         Although Acquiring Fund Shares will be offered for sale to the public on an ongoing basis after the Reorganization, sales of those shares will arise out of a public offering separate and unrelated to the Reorganization and not as a result thereof. See Reef Corp. v. Commissioner, 368 F.2d at 134; Rev. Rul. 61-156, supra. Similarly, although Shareholders may redeem Acquiring Fund Shares pursuant to their rights as shareholders of a series of an open-end investment company (see Priv. Ltr. Ruls. 9823018 and 9822053, supra, and 8816064 (Jan. 28,
1988)), those redemptions will result from the exercise of those rights in the course of Acquiring Fund's business as such a series and not from the Reorganization as such.

         Accordingly, we believe that the Reorganization will satisfy the continuity of interest requirement.

         F.       Business Purpose.
                  ----------------

         All reorganizations must meet the judicially imposed requirements of the "business purpose doctrine," which was established in Gregory v. Helvering, 293 U.S. 465 (1935), and is now set forth in Treas. Reg. ss.ss. 1.368-1(b), -1(c), and -2(g) (the last of which provides that, to qualify as a reorganization, a transaction must be "undertaken for reasons germane to the continuance of the business of a corporation a party to the reorganization"). Under that doctrine, a transaction must have a bona fide business purpose (and not a purpose to avoid federal income tax) to qualify as a valid reorganization. The substantial business purposes of the Reorganization are described in the Statement. Accordingly, we believe that the Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax) and therefore meets the requirements of the business purpose doctrine.

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         G.       Satisfaction of Section 368(a)(2)(F).
                  ------------------------------------

         Under section 368(a)(2)(F), if two or more parties to a transaction described in section 368(a)(1) (with an exception not relevant here) were "investment companies" immediately before the transaction, then the transaction shall not be considered a reorganization with respect to any such investment company and its shareholders. But that section does not apply to a participating investment company if, among other things, it is a RIC or --

         (1) not more than 25% of the value of its total assets is invested in the stock and securities of any one issuer and

         (2) not more than 50% of the value of its total assets is invested in the stock and securities of five or fewer issuers.

In determining total assets for these purposes, cash and cash items (including receivables) and U.S. government securities are excluded. Section 368(a)(2)(F)(iv). Each Fund will meet the requirements to qualify for treatment as a RIC for its respective current taxable year and will satisfy the foregoing percentage tests. Accordingly, we believe that section 368(a)(2)(F) will not cause the Reorganization to fail to qualify as a C Reorganization with respect to either Fund.

         For all the foregoing reasons, we believe that the Reorganization will qualify as a C Reorganization.

         H.       Each Fund Will Be a Party to a Reorganization.
                  ---------------------------------------------

         Section 368(b)(2) provides, in pertinent part, that in the case of a reorganization involving the acquisition by one corporation of properties of another -- and Treas. Reg. ss. 1.368-2(f) further provides that if one corporation transfers substantially all its properties to a second corporation in exchange for all or a part of the latter's voting stock (i.e., a C Reorganization) -- the term "a party to a reorganization" includes each corporation. Pursuant to the Reorganization, Target is transferring all its properties to Acquiring Fund in exchange for Acquiring Fund Shares. Accordingly, we believe that each Fund will be "a party to a reorganization."

II.      Target Will Recognize No Gain or Loss.

         Under sections 361(a) and (c), no gain or loss shall be recognized to a corporation that is a party to a reorganization if, pursuant to the plan of reorganization, (1) it exchanges property solely for stock or securities in another corporate party to the reorganization and (2) distributes that stock or securities to its shareholders. (Such a

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distribution is required by section 368(a)(2)(G)(i) for a reorganization to qualify as a C Reorganization.) Section 361(c)(4) provides that sections 311 and 336 (which require recognition of gain and in some cases loss on certain distributions of property) shall not apply to such a distribution.

         Section 357(a) provides in pertinent part that, except as provided in section 357(b), if a taxpayer receives property that would be permitted to be received under section 361 without recognition of gain if it were the sole consideration and, as part of the consideration, another party to the exchange assumes a liability of the taxpayer or acquires from the taxpayer property subject to a liability, then that assumption or acquisition shall not be treated as money or other property and shall not prevent the exchange from being within section 361. Section 357(b) applies where the principal purpose of the assumption or acquisition was a tax avoidance purpose or not a bona fide business purpose.

         As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization, each Fund will be a party to a reorganization, and the Agreement constitutes a plan of reorganization. Target will exchange the Assets solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities and then will be terminated pursuant to the Agreement, distributing those shares to the Shareholders in constructive exchange for their Target Shares. As also noted above, it is our opinion that the Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); we also do not believe that the principal purpose of Acquiring Fund's assumption of the Liabilities is avoidance of federal income tax on the proposed transaction. Accordingly, we believe that Target will recognize no gain or loss on the Reorganization.<F14>

III.     Acquiring Fund Will Recognize No Gain or Loss.

         Section 1032(a) provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for its stock. Acquiring Fund will issue Acquiring Fund Shares to Target in exchange for the Assets, which consist of money and securities. Accordingly, we believe that Acquiring Fund will recognize no gain or loss on the Reorganization.

-------------------
<F14> See footnote 6.

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IV.      Acquiring Fund's Basis in the Assets Will Be a Carryover Basis, and Its
         Holding Period Will Include Target's Holding Period.

         Section 362(b) provides, in pertinent part, that the basis of property acquired by a corporation in connection with a reorganization to which section 368 applies shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on the transfer (a "carryover basis"). As noted above, it is our opinion that the Reorganization will qualify as such a reorganization and that Target will recognize no gain on the Reorganization. Accordingly, we believe that Acquiring Fund's basis in each Asset will be the same as Target's basis therein immediately before the Reorganization.

         Section 1223(2) provides in general that the period for which a taxpayer has held acquired property that has a carryover basis shall include the period for which the transferor held the property. As noted above, it is our opinion that Acquiring Fund's basis in the Assets will be a carryover basis. Accordingly, we believe that Acquiring Fund's holding period for each Asset will include Target's holding period therefor.

V.       A Shareholder Will Recognize No Gain or Loss.

         Under section 354(a)(1), no gain or loss shall be recognized if stock in a corporation that is a party to a reorganization is exchanged pursuant to a plan of reorganization solely for stock in that corporation or another corporate party to the reorganization. Pursuant to the Agreement, the Shareholders will receive solely Acquiring Fund Shares for their Target Shares. As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization, each Fund will be a party to a reorganization, and the Agreement constitutes a plan of reorganization. Although section 354(a)(1) requires that the transferor corporation's shareholders exchange their shares therein for shares of the acquiring corporation, the courts and the Service have recognized that the Code does not require taxpayers to perform useless gestures to come within the statutory provisions. See, e.g., Eastern Color Printing Co., 63 T.C. 27, 36
(1974); Davant v. Commissioner, 366 F.2d 874 (5th Cir. 1966). Therefore, although Shareholders will not actually surrender Target Share certificates in exchange for Acquiring Fund Shares, their Target Shares will be canceled on the issuance of Acquiring Fund Shares to them (all of which will be reflected on Acquiring Fund's books) and will be treated as having been exchanged therefor. See Rev. Rul. 90-13, 1990-1 C.B. 65. Accordingly, we believe that a Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization.

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VI.      A Shareholder's Basis in Acquiring Fund Shares Will Be a Substituted
         Basis, and its Holding Period therefor Will Include its Holding Period for its Target Shares.

         Section 358(a)(1) provides, in pertinent part, that in the case of an exchange to which section 354 applies, the basis of the property permitted to be received thereunder without the recognition of gain or loss shall be the same as the basis of the property exchanged therefor, decreased by, among other things, the fair market value of any other property and the amount of any money received in the exchange and increased by the amount of any gain recognized on the exchange by the shareholder (a "substituted basis"). As noted above, it is our opinion that the Reorganization will qualify as a C Reorganization and, under section 354, a Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares in the Reorganization. No property will be distributed to the Shareholders other than Acquiring Fund Shares, and no money will be distributed to them pursuant to the Reorganization. Accordingly, we believe that a Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares.

         Section 1223(1) provides in general that the period for which a taxpayer has held property received in an exchange that has a substituted basis shall include the period for which the taxpayer held the property exchanged therefor if the latter property was a "capital asset" (as defined in section
1221) in the taxpayer's hands at the time of the exchange. See Treas. Reg. ss. 1.1223-1(a). As noted above, it is our opinion that a Shareholder will have a substituted basis in the Acquiring Fund Shares it receives in the Reorganization. Accordingly, we believe that a Shareholder's holding period for the Acquiring Fund Shares it receives in the Reorganization will include, in each instance, its holding period for the Target Shares it constructively surrenders in exchange therefor, provided the Shareholder holds those Target Shares as capital assets on the Closing Date.

VII. Acquiring Fund Will Succeed to and Take Into Account the Items of Target Described in Section 381(c), Subject to the Conditions and Limitations Specified in Sections 381, 382, 383, and 384, and the Regulations thereunder.

         Section 381(a)(2) provides, in pertinent part, that in the case of an acquisition of assets of another corporation in a transfer to which section 361 applies, which transfer is in connection with a reorganization described in section 368(a)(1)(C), the acquiring corporation "shall succeed to and take into account, as of the close of the day of . . .

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transfer, the items described in [section 381(c)] of the . . . transferor corporation, subject to the conditions and limitations specified in [sections 381(b) and (c)]."

         As noted above, it is our opinion that the Reorganization will qualify as a reorganization described in section 368(a)(1)(C), and that, under section 361, Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund solely in exchange for Acquiring Fund Shares in the Reorganization. Accordingly, we believe that Acquiring Fund will succeed to and take into account, as of the close of the Closing Date, the items of Target described in section 381(c), subject to the conditions and limitations specified in that subsection and in section 381(b).

         In addition to the conditions and limitations referred to in section 381(a) and the related Regulations, we direct your attention to the potential application of sections 382, 383, 384, and the Regulations thereunder, which may further condition or limit the application of section 381(a) and, accordingly, may significantly modify the manner and extent to which Acquiring Fund will succeed to and take into account Target's items described in section 381(c).





                                            Very truly yours,




                                            KIRKPATRICK & LOCKHART
                                            NICHOLSON GRAHAM LLP

                            FORM OF K&LNG TAX OPINION
               LIQUIDITY FUND/MONEY MARKET FUND (D REORGANIZATION)







                                August ___, 2005



Co-operative Bank Investment Fund
(d/b/a Bank Investment Fund)
75 Park Plaza
Boston, MA 02116-3934

Asset Management Fund
230 W. Monroe Street
Suite 2810
Chicago, IL 60606-4902


         Re: Reorganization to Combine Series of Massachusetts Corporation and Series of Delaware Statutory Trust

Ladies and Gentlemen:

         Co-operative Bank Investment Fund (d/b/a Bank Investment Fund), a corporation organized pursuant to a special act of the Commonwealth of Massachusetts<F1> ("Company"), on behalf of Liquidity Fund, a separate class of Company and a segregated portfolio of assets ("series") thereof ("Target"), and Asset Management Fund, a Delaware statutory trust ("Trust"), on behalf of Money Market Fund, a series thereof ("Acquiring Fund"), have requested our opinion as to certain federal income tax consequences of Acquiring Fund's proposed acquisition of Target pursuant to an


--------------------

<F1> Massachusetts Acts of 1984, Chapter 482, as amended.

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 2


Agreement and Plan of Reorganization dated as of August [___], 2005 ("Agreement").<F2> Specifically, Company and Trust<F3> have requested our opinion --

                  (1) that Acquiring Fund's acquisition of Target's assets in exchange solely for voting shares of beneficial interest ("shares") in Acquiring Fund ("Acquiring Fund Shares") and Acquiring Fund's assumption of Target's stated liabilities, followed by Target's distribution of those shares pro rata to its shareholders of record as of the close of business on the Closing Date (as herein defined) ("Shareholders"), in liquidation of Target and constructively in exchange for their shares in Target ("Target Shares") (such transactions collectively referred to herein as the "Reorganization"), will qualify as a "reorganization" as defined in section 368(a)(1)(D),<F4> and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

                  (2) that neither the Funds nor the Shareholders will recognize gain or loss on the Reorganization;

                  (3) regarding the basis and holding period after the Reorganization of the transferred assets and the Acquiring Fund Shares issued pursuant thereto; and

                  (4) regarding Acquiring Fund's succeeding to and taking into account the items of Target described in section 381(c).

         In rendering this opinion, we have examined (1) the Agreement, (2) the Prospectus/Information Statement dated ________, 2005, that was furnished to Target's shareholders in connection with the Agreement ("Statement"), and (3) other documents we have deemed necessary or appropriate for the purposes hereof. As to certain matters of


--------------------

<F2> Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds."

<F3> Company and Trust are sometimes referred to herein individually as an
"Investment Company" and collectively as the "Investment Companies."

<F4> All "section" references are to the Internal Revenue Code of 1986, as amended ("Code"), unless otherwise noted, and all "Treas. Reg. ss." references are to the regulations under the Code ("Regulations").

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 3


fact material to this opinion, we have relied, exclusively and without independent verification, on the representations described below and made in the Agreement or in letters to us of even date herewith from each Investment Company (collectively, "Representations").

                                      FACTS

         Each Investment Company is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Target is a series of Company, and Acquiring Fund is a series of Trust.

         Target has a single class of shares. Acquiring Fund has two classes of shares, consisting of Class I Shares and Class D Shares. The Acquiring Fund Shares to be issued in connection with the Reorganization will be Class I Shares. Target Shares are substantially similar to Acquiring Fund Shares.

         The closing of the Reorganization will occur on or about the date hereof or such other date as to which the Investment Companies agree ("Closing Date"). All acts taking place at such closing will be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless the Investment Companies agree otherwise.

         The Funds have substantially the same investment objective of achieving as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Both Funds also invest in similar types of securities. Each Fund is managed to keep its share price stable although there is no assurance that the Fund will be successful in doing so. While the Funds have substantially the same investment objective and invest in similar types of securities, there are some differences in their permissible investments.

         Target invests principally in short-term marketable debt securities issued by the U.S. Government or by agencies of the United States, bank money instruments, repurchase agreements, short-term corporate debt instruments and commercial paper. Unlike Acquiring Fund, Target may invest in reverse repurchase agreements. Target also maintains cash on hand and in checking accounts due from banks.

         Acquiring Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. Acquiring Fund invests in high quality fixed and variable rate short-term money market instruments (including assets subject to repurchase agreements) that are denominated in U.S. dollars and have minimum credit risk. Permissible investments include

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 4


obligations issued or guaranteed by the U.S. Government or issued or guaranteed by an agency or instrumentality of the U.S. Government, eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions, certificates of deposit and other time deposits of FDIC insured depository institutions.

         Both Funds seek to maintain a dollar-weighted average maturity of 90 days or less. Acquiring Fund limits its investments to those with remaining maturities of 397 days or less. Target limits its investments to those with original maturities or remaining maturities of 397 days or less.

         The fundamental investment policies of Acquiring Fund are similar to the investment restrictions of Target. However, there are some differences. Acquiring Fund may not purchase or sell real estate mortgage loans, real estate investment trust securities, or oil or gas interests. Target, on the other hand, is authorized to acquire certain real estate mortgage loans and to acquire real estate for sale or other disposal incidental or necessary to serving such real estate mortgage loans, although it currently is not exercising its authority. Target's investment policies restrict the Fund from investing in shares of common or preferred stock or in foreign investments of any kind. Acquiring Fund does not have a policy with respect to foreign investments but generally does not invest in securities of foreign issuers. Acquiring Fund may not purchase securities on margin or make short sales of securities or write put or call options. Target does not have a policy with respect to those investment techniques.

         Based on its review of each Fund's investment portfolio, Trust believes that most of Target's assets are consistent with Acquiring Fund's investment policies and strategies and thus can be transferred to and held by the latter.

         For the reasons, and after consideration of the factors, described in the Statement, the Board of Directors of Company ("Company's Board"), including its members who are not "interested persons," as that term is defined in section 2(a)(19) of the 1940 Act, of either Investment Company ("Independent Directors"), along with the Incorporators of the Company, unanimously approved the Reorganization and the Agreement. In doing so, Company's Board, including its Independent Directors, and the Incorporators concluded that Target's participation in the Reorganization is in the best interests of Target and its shareholders and that the interests of Target's existing shareholders will not be diluted as a result of the Reorganization. Trust's Board of Trustees, including a majority of its members that are not "interested persons" of either Investment Company, also approved the Reorganization and the Agreement and, in doing so, concluded that the Reorganization is in the best interests of Trust and Acquiring Fund.

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 5


         The Agreement, which specifies that it is intended to be, and is adopted as, a plan of reorganization within the meaning of section 368(a), provides in relevant part for the following:

                  (1) Acquiring Fund's acquisition of all property owned by Target, including all cash, securities, commodities, interests in futures, claims, receivables (including dividends, interest and other receivables), goodwill and other tangible property (other than trade-names, trademarks and copyrights), and any deferred or prepaid expenses shown as assets on Target's books on the Closing Date (collectively, "Assets"), in exchange for the following:

                           (a) the number of Acquiring Fund Shares (including
                  fractional shares, if any) determined by dividing the value of the Target's net assets (determined using the valuation procedures referred to in paragraph 2.1 of the Agreement) by the net asset value of one Acquiring Fund Share (determined in accordance with paragraph 2.2 of the Agreement); and

                           (b) Acquiring Fund's assumption of Target's accrued
                  and unpaid liabilities reflected on an unaudited statement of assets and liabilities of Target as of the Closing Date delivered to Acquiring Fund pursuant to paragraph 7.2 of the Agreement ("Liabilities") and no other liabilities;

                  (2) As soon after the Closing Date as is conveniently practicable, the constructive distribution in complete liquidation of those Acquiring Fund Shares to the Shareholders, by transferring the Acquiring Fund Shares then credited to Target's account on Acquiring Fund's books to open accounts on those books in the names of the Shareholders due such shares and representing the respective pro rata number of Acquiring Fund Shares due such Shareholders, whereupon all issued and outstanding Target Shares simultaneously will be canceled on Target's books<F5>; and


--------------------

<F5> The Agreement provides that, at the time of the Reorganization, the Target
Shares will, in effect, be exchanged for Acquiring Fund Shares, certificates for which will not be issued. Accordingly, Shareholders will not be required to and will not make physical delivery of their Target Shares, nor will they receive certificates for Acquiring Fund Shares, pursuant to the Reorganization. Target

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 6


                  (3) Promptly after the Closing Date and the making of all distributions referred to above, the termination and dissolution of Target.


                                 REPRESENTATIONS

         Company has represented and warranted to us as follows:

                  (1) Company is a corporation organized pursuant to a special act of the Commonwealth of Massachusetts (Massachusetts Acts of 1984, Chapter 482, as amended) that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Target is a legally designated, separate class of Company.

                  (2) Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Securities and Exchange Commission ("Commission") as an investment company under the 1940 Act is in full force and effect.

                  (3) Target incurred the Liabilities in the ordinary course of its business;

                  (4) Target is a "fund" as defined in section 851(g)(2); Target has elected to qualify and has qualified for treatment as a regulated investment company as defined in section 851(a)(1) ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; from the time Company's Board approved the Agreement ("Approval Time") through the Closing Date, Target will invest its assets in a manner that ensures its compliance with those requirements; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

                  (5) Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));

                  (6) During the five-year period ending at the Closing Date,
         (a) neither Target nor any person "related" (within the meaning of Treas. Reg. ss. 1.368-


--------------------

Shares nevertheless will be treated as having been exchanged for Acquiring Fund Shares, and the tax consequences to the Shareholders will be unaffected by the absence of Acquiring Fund Share certificates. See discussion at part V. under "Analysis," below.

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 7


         1(e)(3)) to it will have acquired any Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares issued by the Acquiring Fund or shares of Target, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and
         (b) no distributions will have been made with respect to Target, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section
         561) referred to in sections 852(a)(1) and 4982(c)(1)(A);

                  (7) From the date it commenced operations through the Closing Date, Target has conducted and will conduct its "historic business" (within the meaning of Treas. Reg. ss. 1.368-1(d)(2)) in a substantially unchanged manner; and from the Approval Time through the Closing Date, Target will not (a) dispose of and/or acquire any assets
         (i) for the purpose of satisfying Acquiring Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies;

                  (8) Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

                  (9) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the assets of Target in the Reorganization;

                  (10) During the five-year period ending at the Closing Date, neither Acquiring Fund nor any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it will have acquired Target Shares with consideration other than Acquiring Fund Shares;

                  (11) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of the shares of Target such shareholder actually or constructively surrenders in exchange therefor;

                  (12) The management of Target (a) is unaware of any plan or intention of shareholders to redeem, sell, or otherwise dispose of (i) any portion of their shares of Target before the Reorganization to any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to Target or Acquiring Fund or (ii) any

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 8


         portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Target, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

                  (13) The shareholders of Target will pay their own expenses, if any, incurred in connection with the Reorganization;

                  (14) The fair market value of the assets acquired from Target, determined on a going concern basis, will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which such assets are subject;

                  (15) There is no intercompany indebtedness between Target and Acquiring Fund that was issued or acquired, or will be settled, at a discount;

                  (16) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, that Target held immediately before the Reorganization. For the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982) will be included as assets it held immediately before the Reorganization;

                  (17) None of the compensation received by any shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that shareholder held; none of the Acquiring Fund Shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 9


                  (18) Immediately after the Reorganization, the Shareholders will own shares constituting "control" (as defined in section 304(c)) of Acquiring Fund;

                  (19) Neither Target nor the Acquiring Fund will be reimbursed for any expenses incurred by any such fund or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187); and

                  (20) The aggregate value of the acquisitions, redemptions, and distributions limited by the Representations in paragraphs (6) and (10) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Closing Date.

         Trust has represented and warranted to us as follows:

                  (1) Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. Acquiring Fund is a separate series of Trust.

                  (2) Trust is registered as an open-end management investment company under the 1940 Act, and Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                  (3) Acquiring Fund is a "fund" as defined in section 851(g)(2); Acquiring Fund has elected to qualify and has qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; Acquiring Fund intends to continue to meet such requirements for the next taxable year; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

                  (4) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the assets of Target in the Reorganization;

                  (5) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it, have any plan or intention to acquire -- during the five-year period beginning at the Closing Date, either directly or through any

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 10


         transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares issued by Acquiring Fund, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

                  (6) Following the Reorganization, Acquiring Fund (a) will continue the corresponding Target's "historic business" (within the meaning of Treas. Reg. ss. 1.368-1(d)(2)) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of Treas. Reg. ss. 1.368-1(d)(3)) in a business; in addition,
         (c) Acquiring Fund has no plan or intention to sell or otherwise dispose of more than 66% of the assets of Target, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain at least 34% of the assets of Target in the same form that it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

                  (7) There is no plan or intention for Acquiring Fund to be dissolved or merged into any statutory or business trust or any corporation or any "fund" thereof (as defined in section 851(g)(2)) following the Reorganization;

                  (8) Acquiring Fund does not directly or indirectly own, and at the Closing Date it will not directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

                  (9) During the five-year period ending at the Closing Date, neither Acquiring Fund nor any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it will have acquired shares of Target with consideration other than Acquiring Fund Shares issued by Acquiring Fund to Target;

                  (10) Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

                  (11) The fair market value of the Acquiring Fund Shares each shareholder receives will be approximately equal to the fair market value of the shares of Target that such shareholder actually or constructively surrenders in exchange therefor;

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 11


                  (12) The management of Acquiring Fund, to the best of its knowledge, is unaware of any plan or intention on the part of shareholders of Target to redeem, sell, or otherwise dispose of a number of Acquiring Fund Shares to be received in the Reorganization that would reduce such shareholders' ownership of Acquiring Fund's shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding shares of Target as of the same date. For purposes of this representation, (a) shares of Target exchanged for cash or other property, surrendered by dissenters, if any, or exchanged for cash in lieu of fractional shares of Acquiring Fund will be treated as outstanding shares of Target on the Closing Date; and (b) shares of Target and shares of Acquiring Fund held by Target shareholders and otherwise sold, redeemed, or disposed of prior to or subsequent to the Reorganization will be considered;

                  (13) To the best knowledge of the management of Acquiring Fund, the shareholders of Target will pay their own expenses, if any, incurred in connection with the Reorganization;

                  (14) There is no intercompany indebtedness between Acquiring Funds and Target that was issued or acquired, or will be settled, at a discount;

                  (15) None of the compensation received by any shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Acquired Fund Shares that such shareholder held; none of the Acquiring Fund Shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

                  (16) Immediately after the Reorganization, the shareholders of Target will own shares constituting "control" (as defined in section 304(c)) of Acquiring Fund.


                                     OPINION

         Based solely on the facts set forth above, and conditioned on the Representations being true on the Closing Date and the Reorganization being consummated in accordance with the Agreement, our opinion (as explained more fully in the next section of this letter) is as follows:

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 12


                  (1) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares in liquidation pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(D), and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

                  (2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities<F6> or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                  (3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                  (4) Acquiring Fund's basis in each Asset will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Target's holding period therefor;

                  (5) A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

                  (6) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets on the Closing Date; and


--------------------

<F6> Notwithstanding anything herein to the contrary, we express no opinion as to the effect of the Reorganization on either Fund or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 13


                  (7) Acquiring Fund will succeed to and take into account the items of Target described in section 381(c), subject to the conditions and limitations specified in sections 381, 382, 383, and 384, and the Regulations thereunder.

         Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Code and the Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service ("Service") in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect our opinion; we assume no responsibility to update our opinion with respect to any such change or modification. Our opinion also is applicable only to the extent each Fund is solvent, and we express no opinion about the tax treatment of the transactions described herein if either Fund is insolvent. Our opinion is solely for the addressee's information and use and may not be relied on for any purpose by any other person without our express written consent.


                                    ANALYSIS

I. The Reorganization Will Qualify as a D Reorganization, and Each Fund Will Be a Party to a Reorganization.

         A.       Each Fund Is a Separate Corporation.

         A reorganization under section 368(a)(1)(D) (a "D Reorganization") involves a transfer by a corporation of all or a part of its assets to another corporation if, immediately after the transfer, the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the transferee, but only if, pursuant to the plan of reorganization, stock or securities of the transferee are distributed in a transaction that qualifies under section 354, 355, or 356. For a transaction to qualify as a D Reorganization, therefore, both entities involved therein must be corporations (or associations taxable as corporations). Trust, however, is organized as a statutory trust, not a corporation, and each Fund is a separate series thereof.

         Regulation section 301.7701-4(b) provides that certain arrangements known as trusts (because legal title is conveyed to trustees for the benefit of beneficiaries) will not be classified as trusts for purposes of the Code because they are not simply arrangements to protect or conserve the property for the beneficiaries. That section states that these "business or commercial trusts" generally are created by the beneficiaries simply as devices to carry on profit-making businesses that normally would have been carried on through business organizations classified as corporations or partnerships under the Code and concludes that the fact that any organization is technically cast in the trust form will not change its real character if it "is more properly

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Asset Management Fund
August __, 2005
PAGE 14


classified as a business entity under [Treas. Reg.] ss. 301.7701-2."<F7> Furthermore, pursuant to Treas. Reg. ss. 301.7701-4(c), "[a]n `investment' trust will not be classified as a trust if there is a power under the trust agreement to vary the investment of the certificate holders. See Commissioner v. North American Bond Trust, 122 F.2d 545 (2d Cir. 1941), cert. denied, 314 U.S. 701
(1942)." Cf. Rev. Rul. 2004-86; 2004-33 IRB 1 (applying this analysis to determine classification of a Delaware statutory trust).

         Based on these criteria, Trust does not qualify as a trust for federal tax purposes.<F8> Trust is not simply an arrangement to protect or conserve property for the beneficiaries but is designed to carry on a profit-making business. Furthermore, while Trust is an "investment trust," it is empowered to vary its shareholders' investment therein. Trust does not have a fixed pool of assets -- each series of Trust is a managed portfolio of securities, and its investment adviser has the authority to buy and sell securities for it. Accordingly, we believe Trust should not be classified as a trust, and instead should be classified as a business entity, for federal tax purposes.

         Regulation section 301.7701-2(a) provides that "[a] business entity with two or more members is classified for federal tax purposes as either a corporation or a partnership." The term "corporation" is defined for those purposes (in Treas. Reg. ss. 301.7701-2(b)) to include corporations denominated as such under the federal or state statute pursuant to which they were organized and certain other entities. Any business entity that is not classified as a corporation under that section (an "eligible entity") and has at least two members can elect to be classified as either an association (and thus a corporation) or a partnership. Treas. Reg. ss. 301.7701-3(a). Trust, which was organized in 1999, has filed an election on Form 8832 to be classified as an association.


--------------------

<F7> On December 10, 1996, the Service adopted Regulations for classifying business organizations (Treas. Reg. ss.ss. 301.7701-1 through -3 and parts of -4, the so-called "check-the-box" Regulations) to replace the provisions in the then-existing Regulations that "have become increasingly formalistic. [The check-the-box Regulations replace] those rules with a much simpler approach that generally is elective." T.D. 8697, 1997-1 C.B. 215. Regulation section 301.7701-2(a) provides that "a business entity is any entity recognized for federal tax purposes . . . that is not properly classified as a trust under [Treas. Reg.] ss. 301.7701-4 or otherwise subject to special treatment under the
.. . . Code." Neither Investment Company is subject to any such special treatment.

<F8> Because each Fund is considered for federal tax purposes to be separate from each other series of the Investment Company of which it is a part (see the discussion in the last paragraph of I.A. below), the analysis in the accompanying text applies equally to each Fund.

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         The Investment Companies as such, however, are not participating in the
Reorganization, but rather separate series thereof (the Funds) are the participants. Ordinarily, a transaction involving segregated pools of assets such as the Funds could not qualify as a reorganization, because the pools would not be separate taxable entities that constitute corporations. Under section 851(g), however, each Fund is treated as a separate corporation for all purposes of the Code save the definitional requirement of section 851(a) (which the respective Investment Companies satisfy). Accordingly, we believe that each Fund is a separate corporation, and its shares are treated as shares of corporate stock, for purposes of section 368(a)(1)(D).

         B.       Transfer of "Substantially All" of Target's Properties.

         Section 354(b)(1)(A) provides that, for an exchange pursuant to a plan of a D Reorganization to receive tax-free treatment under section 354(a) (see V. below), the transferee corporation must acquire "substantially all" of the transferor's assets. For purposes of issuing private letter rulings, the Service considers the transfer of at least 90% of the fair market value of the transferor's net assets, and at least 70% of the fair market value of its gross assets, held immediately before the reorganization to satisfy the "substantially all" requirement. Rev. Proc. 77-37, 1977-2 C.B. 568. We believe that the Agreement constitutes a "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-2(g); and the Reorganization will involve such a transfer. Accordingly, we believe that the Reorganization will involve the transfer to Acquiring Fund of substantially all of Target's properties.

         C.       Requirements of Continuity.

         Regulation section 1.368-1(b) sets forth two prerequisites to a valid reorganization: (1) a continuity of the business enterprise through the issuing corporation ("IC") -- defined in that section as "the acquiring corporation (as that term is used in section 368(a))," with an exception not relevant here -- under the modified corporate form as described in Treas. Reg. ss. 1.368-1(d) ("continuity of business enterprise") and (2) a continuity of interest as described in Treas. Reg. ss. 1.368-1(e) ("continuity of interest").

                  1.       Continuity of Business Enterprise.

         To satisfy the continuity of business enterprise requirement of Treas. Reg. ss. 1.368-1(d)(1), IC must either (i) continue the target corporation's "historic business" ("business continuity") or (ii) use a significant portion of the target corporation's "historic business assets" in a business ("asset continuity").

         While there is no authority that deals directly with the continuity of business enterprise requirement in the context of a transaction such as the Reorganization, Rev.

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Asset Management Fund
August __, 2005
PAGE 16


Rul. 87-76, 1987-2 C.B. 84, considers a somewhat similar situation. In that ruling, P was an "investment company" (as defined in section 368(a)(2)(F)(iii)) that invested exclusively in municipal bonds. P acquired the assets of T, another such investment company, in exchange for P common stock in a transaction that was intended to qualify as a C Reorganization. Prior to the exchange, T sold its entire portfolio of corporate stocks and bonds and purchased a portfolio of municipal bonds. The Service held that this transaction did not qualify as a reorganization for the following reasons: (1) because T had sold its historic assets prior to the exchange, there was no asset continuity; and
(2) the failure of P to engage in the business of investing in corporate stocks and bonds after the exchange caused the transaction to lack business continuity as well.

         The Funds have similar investment objectives, policies, practices, and limitations. Moreover, after the Reorganization, Acquiring Fund will continue Target's "historic business" (within the meaning of Treas. Reg. ss. 1.368-1(d)(2)), which Target will have conducted from the date it commenced operations through the Closing Date in a substantially unchanged manner. Accordingly, there will be business continuity.

         Acquiring Fund not only will continue Target's historic business, but it also will use in its business a significant portion of Target's "historic business assets" (within the meaning of Treas. Reg. ss. 1.368-1(d)(3)); indeed, Company believes that most of Target's assets are consistent with Acquiring Fund's investment objective and policies and thus can be transferred to and held by Acquiring Fund.<F9> In addition, Acquiring Fund (1) has no plan or intention to sell or otherwise dispose of more than 66% of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (2) expects to retain at least 34% of the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status. The Service has issued numerous private letter rulings holding that the requirement of asset continuity was satisfied in reorganizations in which the acquiring RIC retained at least 34% of the of the target RIC's historic assets. See, e.g., Priv. Ltr. Ruls. 200116028 (Jan. 18, 2001), 200103056


--------------------

<F9> Before the Closing Date, Target did not dispose of and/or acquire any assets (1) for the purpose of satisfying Acquiring Fund's investment objective or policies or (2) for any other reason except in the ordinary course of its business as a RIC.

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(Oct. 25, 2000) and 200046030 (Aug. 22, 2000).<F10> Accordingly, there will be asset continuity as well.

         For all the foregoing reasons, we believe that the Reorganization will satisfy the continuity of business enterprise requirement.

                  2.       Continuity of Interest.

         Regulation section 1.368-1(e)(1)(i) provides that "[c]ontinuity of interest requires that in substance a substantial part of the value of the proprietary interests in the target corporation be preserved in the reorganization. A proprietary interest in the target corporation is preserved if, in a potential reorganization, it is exchanged for a proprietary interest in the issuing corporation . . . ." That section goes on to provide that
"[h]owever, a proprietary interest in the target corporation is not preserved if, in connection with the potential reorganization, . . . stock of the issuing corporation furnished in exchange for a proprietary interest in the target corporation in the potential reorganization is redeemed. All facts and circumstances must be considered in determining whether, in substance, a proprietary interest in the target corporation is preserved."

         For purposes of issuing private letter rulings, the Service considers the continuity of interest requirement satisfied if ownership in an acquiring corporation on the part of a transferor corporation's former shareholders is equal in value to at least 50% of the value of all the formerly outstanding shares of the transferor corporation.<F11> Although shares of


--------------------

<F10> Although, under section 6110(k)(3), a private letter ruling may not be cited as precedent, tax practitioners look to such rulings as generally indicative of the Service's views on the proper interpretation of the Code and the Regulations. Cf. Rowan Companies, Inc. v. Commissioner, 452 U.S. 247 (1981); also see Treas. Reg. ss. 1.6662-4(d)(3)(iii) (providing that private letter rulings issued after October 31, 1976, are authority for purposes of determining whether there is or was substantial authority for the tax treatment of an item under section 6662(d)(2)(B)(i), in connection with the imposition of the accuracy-related penalty under section 6662 to a substantial understatement of income tax).

<F11> Rev. Proc. 77-37, supra; but see Rev. Rul. 56-345, 1956-2 C.B. 206
(continuity of interest was held to exist in a reorganization of two RICs where immediately after the reorganization 26% of the shares were redeemed to allow investment in a third RIC); see also Reef Corp. v. Commissioner, 368 F.2d 125 (5th Cir. 1966), cert. denied, 386 U.S. 1018 (1967) (a redemption of 48% of a transferor corporation's stock was not a sufficient shift in proprietary interest to disqualify a transaction as a reorganization under section 368(a)(1)(F) ("F Reorganization"), even though only 52% of the transferor's shareholders would hold all the transferee's stock); Aetna Casualty and

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Asset Management Fund
August __, 2005
PAGE 18


both the target and acquiring corporations held by the target corporation's shareholders that are disposed of before or after the transaction will be considered in determining satisfaction of the 50% standard, the Service has issued private letter rulings that excepted from that determination "shares which are required to be redeemed at the demand of shareholders by . . . Target or Acquiring in the ordinary course of their businesses as open-end investment companies (or series thereof) pursuant to Section 22(e) of the 1940 Act." Priv. Ltr. Ruls. 9823018 (Mar. 5, 1998) and 9822053 (Mar. 3, 1998); cf. Priv. Ltr.
Rul. 199941046 (July 16, 1999) (redemption of a target RIC shareholder's shares, amounting to 42% of the RIC's value, and other shares "redeemed in the ordinary course of Target's business as an open-end investment company pursuant to section 22(e)" excluded from determination of whether the target or a related person acquired its shares with consideration other than target or acquiring fund shares).<F12>

         During the five-year period ending on the Closing Date, (1) neither Target nor any person related<F13> to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561) referred to in sections 852(a)(1) and 4982(c)(1)(A). Nor does Acquiring Fund, or any person related to it, have any plan or intention to acquire -- during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund


--------------------

Surety Co. v. U.S., 568 F.2d 811, 822-23 (2d Cir. 1976) (redemption of a 38.39%
minority interest did not prevent a transaction from qualifying as an F Reorganization); Rev. Rul. 61-156, 1961-2 C.B. 62 (a transaction qualified as an F Reorganization even though the transferor's shareholders acquired only 45% of the transferee's stock, while the remaining 55% of that stock was issued to new shareholders in a public underwriting immediately after the transfer).

<F12> See footnote 10.

<F13> All references in this and the next paragraph to the word "related" are to that word within the meaning of Treas. Reg. ss. 1.368-1(e)(3).

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PAGE 19


Shares issued pursuant to the Reorganization, except for redemptions in the ordinary course of that business required by the 1940 Act. Furthermore, during the five-year period ending on the Closing Date, neither Acquiring Fund nor any person related to it will have acquired Target Shares with consideration other than Acquiring Fund Shares. The aggregate value of the acquisitions, redemptions, and distributions limited by the foregoing will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target on the Closing Date.

         There is no plan or intention on the part of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person related to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person related to either Fund. Company (a) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (b) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (c) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization. In addition, Trust is unaware of any plan or intention on the part of Shareholders to sell, exchange, redeem or otherwise dispose of a number of Acquiring Fund Shares to be received in the Reorganization that would reduce such Shareholders' ownership of Acquiring Fund Shares to a number having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Target on that date, treating as outstanding any shares of Target exchanged for cash or other property, surrendered by dissenters, if any, or exchanged for cash in lieu of fractional shares of Acquiring Fund, as well as any shares of Target held by Shareholders and otherwise sold, redeemed or disposed of prior to or subsequent to the Reorganization.

         Although Acquiring Fund Shares will be offered for sale to the public on an ongoing basis after the Reorganization, sales of those shares will arise out of a public offering separate and unrelated to the Reorganization and not as a result thereof. See Reef Corp. v. Commissioner, 368 F.2d at 134; Rev. Rul. 61-156, supra. Similarly, although Shareholders may redeem Acquiring Fund Shares pursuant to their rights as shareholders of a series of an open-end investment company (see Priv. Ltr. Ruls. 9823018 and 9822053, supra, and 8816064 (Jan. 28,
1988)), those redemptions will result from the exercise of those rights in the course of Acquiring Fund's business as such a series and not from the Reorganization as such.

         Accordingly, we believe that the Reorganization will satisfy the continuity of interest requirement.

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August __, 2005
PAGE 20


         D.       Control and Distribution by Target.

         As noted above, a corporation's transfer of assets to another corporation will qualify as a D Reorganization only if (1) immediately thereafter the transferor, or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the transferee and (2) pursuant to the plan of reorganization, stock or securities of the transferee are distributed in a transaction that qualifies under section 354, among others (and, pursuant to section 354(b)(1)(B), all such stock or securities, as well as the transferor's other properties, are distributed pursuant to the plan). For purposes of clause
(1), as applicable here (see sections 368(a)(2)(H)(i) and 304(c)(1)), "control" is defined as the ownership of stock possessing at least 50% of the total combined voting power of all classes of stock entitled to vote or at least 50% of the total value of shares of all classes of stock; the Shareholders will be in control (as so defined) of Acquiring Fund immediately after the Reorganization. With respect to clause (2), under the Agreement -- which, as noted above, we believe constitutes a plan of reorganization -- Target will distribute all the Acquiring Fund Shares to the Shareholders in exchange for their Target Shares. As noted in V. below, we believe that that distribution will qualify under section 354(a). Accordingly, we believe that the control and distribution requirements will be satisfied.

         E.       Business Purpose.

         All reorganizations must meet the judicially imposed requirements of the "business purpose doctrine," which was established in Gregory v. Helvering, 293 U.S. 465 (1935), and is now set forth in Treas. Reg. ss.ss. 1.368-1(b), -1(c), and -2(g) (the last of which provides that, to qualify as a reorganization, a transaction must be "undertaken for reasons germane to the continuance of the business of a corporation a party to the reorganization"). Under that doctrine, a transaction must have a bona fide business purpose (and not a purpose to avoid federal income tax) to qualify as a valid reorganization. The substantial business purposes of the Reorganization are described in the Statement. Accordingly, we believe that the Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax) and therefore meets the requirements of the business purpose doctrine.

         F.       Satisfaction of Section 368(a)(2)(F).

         Under section 368(a)(2)(F), if two or more parties to a transaction described in section 368(a)(1) (with an exception not relevant here) were "investment companies" immediately before the transaction, then the transaction shall not be considered a reorganization with respect to any such investment company and its shareholders. But that section does not apply to a participating investment company if, among other things, it is a RIC or --

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Asset Management Fund
August __, 2005
PAGE 21


         (1) not more than 25% of the value of its total assets is invested in the stock and securities of any one issuer and

         (2) not more than 50% of the value of its total assets is invested in the stock and securities of five or fewer issuers.

In determining total assets for these purposes, cash and cash items (including receivables) and U.S. government securities are excluded. Section 368(a)(2)(F)(iv). Each Fund will meet the requirements to qualify for treatment as a RIC for its respective current taxable year and will satisfy the foregoing percentage tests. Accordingly, we believe that section 368(a)(2)(F) will not cause the Reorganization to fail to qualify as a D Reorganization with respect to either Fund.

         For all the foregoing reasons, we believe that the Reorganization will qualify as a D Reorganization.

         G.       Each Fund Will Be a Party to a Reorganization.

         Section 368(b)(2) provides, in pertinent part, that in the case of a reorganization involving the acquisition by one corporation of properties of another (e.g., a D Reorganization), the term "a party to a reorganization" includes each corporation; and Treas. Reg. ss. 1.368-2(f) further provides that both the corporate transferor and the corporate transferee in a D Reorganization are parties to a reorganization. Pursuant to the Reorganization, Target is transferring all its properties to Acquiring Fund in exchange for Acquiring Fund Shares in a transaction that, as noted above, in our opinion will qualify as a D Reorganization. Accordingly, we believe that each Fund will be "a party to a reorganization."


II.      Target Will Recognize No Gain or Loss.

         Under sections 361(a) and (c), no gain or loss shall be recognized to a corporation that is a party to a reorganization if, pursuant to the plan of reorganization, (1) it exchanges property solely for stock or securities in another corporate party to the reorganization and (2) distributes that stock or securities to its shareholders. (Such a distribution is required for a reorganization to qualify as a D Reorganization.) Section 361(c)(4) provides that sections 311 and 336 (which require recognition of gain and in some cases loss on certain distributions of property) shall not apply to such a distribution.

         Section 357(a) provides in pertinent part that, except as provided in section 357(b), if a taxpayer receives property that would be permitted to be received under section 361 without recognition of gain if it were the sole consideration and, as part of the consideration, another party to the exchange assumes a liability of the taxpayer or

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Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 22


acquires from the taxpayer property subject to a liability, then that assumption or acquisition shall not be treated as money or other property and shall not prevent the exchange from being within section 361. Section 357(b) applies where the principal purpose of the assumption or acquisition was a tax avoidance purpose or not a bona fide business purpose.

         As noted above, it is our opinion that the Reorganization will qualify as a D Reorganization, each Fund will be a party to a reorganization, and the Agreement constitutes a plan of reorganization. Target will exchange the Assets solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities and then will be terminated pursuant to the Agreement, distributing those shares to the Shareholders in constructive exchange for their Target Shares. As also noted above, it is our opinion that the Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); we also do not believe that the principal purpose of Acquiring Fund's assumption of the Liabilities is avoidance of federal income tax on the proposed transaction. Accordingly, we believe that Target will recognize no gain or loss on the Reorganization.<F14>


III.     Acquiring Fund Will Recognize No Gain or Loss.

         Section 1032(a) provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for its stock. Acquiring Fund will issue Acquiring Fund Shares to Target in exchange for the Assets, which consist of money and securities. Accordingly, we believe that Acquiring Fund will recognize no gain or loss on the Reorganization.


IV. Acquiring Fund's Basis in the Assets Will Be a Carryover Basis, and Its Holding Period Will Include Target's Holding Period.

         Section 362(b) provides, in pertinent part, that the basis of property acquired by a corporation in connection with a reorganization to which section 368 applies shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on the transfer (a "carryover basis"). As noted above, it is our opinion that the Reorganization will qualify as such a reorganization and that Target will recognize no gain on the Reorganization. Accordingly, we believe that Acquiring

--------------------

<F14> See footnote 6.

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Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 23


Fund's basis in each Asset will be the same as Target's basis therein immediately before the Reorganization.

         Section 1223(2) provides in general that the period for which a taxpayer has held acquired property that has a carryover basis shall include the period for which the transferor held the property. As noted above, it is our opinion that Acquiring Fund's basis in the Assets will be a carryover basis. Accordingly, we believe that Acquiring Fund's holding period for each Asset will include Target's holding period therefor.


V.       A Shareholder Will Recognize No Gain or Loss.

         Under section 354(a)(1), no gain or loss shall be recognized if stock in a corporation that is a party to a reorganization is exchanged pursuant to a plan of reorganization solely for stock in that corporation or another corporate party to the reorganization. Pursuant to the Agreement, the Shareholders will receive solely Acquiring Fund Shares for their Target Shares. As noted above, it is our opinion that the Reorganization will qualify as a D Reorganization, each Fund will be a party to a reorganization, and the Agreement constitutes a plan of reorganization. Although section 354(a)(1) requires that the transferor corporation's shareholders exchange their shares therein for shares of the acquiring corporation, the courts and the Service have recognized that the Code does not require taxpayers to perform useless gestures to come within the statutory provisions. See, e.g., Eastern Color Printing Co., 63 T.C. 27, 36
(1974); Davant v. Commissioner, 366 F.2d 874 (5th Cir. 1966). Therefore, although Shareholders will not actually surrender Target Share certificates in exchange for Acquiring Fund Shares, their Target Shares will be canceled on the issuance of Acquiring Fund Shares to them (all of which will be reflected on Acquiring Fund's books) and will be treated as having been exchanged therefor. See Rev. Rul. 90-13, 1990-1 C.B. 65. Accordingly, we believe that a Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization.


VI. A Shareholder's Basis in Acquiring Fund Shares Will Be a Substituted Basis, and its Holding Period therefor Will Include its Holding Period for its Target Shares.

         Section 358(a)(1) provides, in pertinent part, that in the case of an exchange to which section 354 applies, the basis of the property permitted to be received thereunder without the recognition of gain or loss shall be the same as the basis of the property exchanged therefor, decreased by, among other things, the fair market value of any other property and the amount of any money received in the exchange and increased by the amount of any gain recognized on the exchange by the shareholder (a "substituted basis"). As noted above, it is our opinion that the Reorganization will qualify as a D Reorganization

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Asset Management Fund
August __, 2005
PAGE 24


and, under section 354, a Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares in the Reorganization. No property will be distributed to the Shareholders other than Acquiring Fund Shares, and no money will be distributed to them pursuant to the Reorganization. Accordingly, we believe that a Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares.

         Section 1223(1) provides in general that the period for which a taxpayer has held property received in an exchange that has a substituted basis shall include the period for which the taxpayer held the property exchanged therefor if the latter property was a "capital asset" (as defined in section
1221) in the taxpayer's hands at the time of the exchange. See Treas. Reg. ss. 1.1223-1(a). As noted above, it is our opinion that a Shareholder will have a substituted basis in the Acquiring Fund Shares it receives in the Reorganization. Accordingly, we believe that a Shareholder's holding period for the Acquiring Fund Shares it receives in the Reorganization will include, in each instance, its holding period for the Target Shares it constructively surrenders in exchange therefor, provided the Shareholder holds those Target Shares as capital assets on the Closing Date.


VII. Acquiring Fund Will Succeed to and Take Into Account the Items of Target Described in Section 381(c), Subject to the Conditions and Limitations Specified in Sections 381, 382, 383, and 384, and the Regulations thereunder.

         Section 381(a)(2) provides, in pertinent part, that in the case of an acquisition of assets of another corporation in a transfer to which section 361 applies, which transfer is in connection with a reorganization described in section 368(a)(1)(D), and which acquisition is part of a transaction meeting the requirements of section 354(b)(1)(A) and (B), the acquiring corporation "shall succeed to and take into account, as of the close of the day of . . . transfer, the items described in [section 381(c)] of the . . . transferor corporation, subject to the conditions and limitations specified in [sections 381(b) and
(c)]."

         As noted above, it is our opinion that the Reorganization will qualify as a reorganization described in section 368(a)(1)(D), and that, under section 361, Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund solely in exchange for Acquiring Fund Shares in the Reorganization. In addition, because Acquiring Fund will acquire substantially all of the assets of Target, and because Target will distribute the Acquiring Fund Shares received by Target to the Shareholders in pursuance to the Agreement, the Reorganization will satisfy the requirements of section 354(b)(1)(A) and (B). Accordingly, we believe that Acquiring Fund will succeed to and take

Co-operative Bank Investment Fund
Asset Management Fund
August __, 2005
PAGE 25


into account, as of the close of the Closing Date, the items of Target described in section 381(c), subject to the conditions and limitations specified in that subsection and in section 381(b).

         In addition to the conditions and limitations referred to in section 381(a) and the related Regulations, we direct your attention to the potential application of sections 382, 383, 384, and the Regulations thereunder, which may further condition or limit the application of section 381(a) and, accordingly, may significantly modify the manner and extent to which Acquiring Fund will succeed to and take into account Target's items described in section 381(c).


                                            Very truly yours,




                                            KIRKPATRICK & LOCKHART
                                            NICHOLSON GRAHAM LLP